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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MAY 15, 2007

             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-31617               33-0595156
            --------                  ---------               ----------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
        of incorporation)               Number)            Identification No.)

 6611 DUMBARTON CIRCLE, FREMONT, CALIFORNIA                 94555
 ------------------------------------------                 -----
  (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (510) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN DIRECTORS

(C) Effective May 16, 2007, Mr. Steve Lundy will be appointed Senior Vice President of Sales and Marketing of Ciphergen Biosystems, Inc. ("Ciphergen"). Mr. Lundy's annual compensation is expected to be $230,000 with an annual bonus plan and a grant of stock options. Mr. Lundy joins Ciphergen from GeneOhm, a division of Becton, Dickinson and Company ("BD") Diagnostics, where he served as Vice President of Sales and Marketing since 2003. At GeneOhm, Mr. Lundy successfully led the commercial launch of several novel molecular diagnostic assays including the first molecular test for Methicillin Resistant Staphylococcus Aureus ("MRSA"). From 2002 to 2003, Mr. Lundy served as Vice President of Marketing for Esoterix, Inc. ("Esoterix"), which was acquired by Laboratory Corporation of America, and led the commercial integration and re-branding of the numerous reference labs acquired by Esoterix. Prior to Esoterix, he served as Marketing Director for Molecular Diagnostics and Critical Care Testing at Bayer Diagnostics Corporation, and had marketing responsibility for a $100 million of business in the fastest growing business segments.

      Mr. Lundy has no family relationship with any director or executive officer of Ciphergen.

      The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   EXHIBITS.

    EXHIBIT
     NUMBER                                 DESCRIPTION
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            99.1  Mr. Steve Lundy Appointment Press Release Issued by Ciphergen
                  Biosystems, Inc. on May 15, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CIPHERGEN BIOSYSTEMS, INC.


Date:  May 15, 2007                      /s/ Debra A. Young
                                         ---------------------------------------
                                         Debra A. Young
                                         Vice President and Chief Financial
                                         Officer
                                         (Principal Financial and Accounting
                                         Officer)



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